UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2023

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	The Nasdaq Stock Market LLC
Warrants	IMAQW	The Nasdaq Stock Market LLC
Rights	IMAQR	The Nasdaq Stock Market LLC
Units	IMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 5, 2023, International Media Acquisition Corp. (the “Company”) issued five press releases regarding new films being released by Reliance Entertainment Studios Private Limited (“Reliance”) and recent awards received by Reliance films. Copies of these press releases are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Important Information for Investors and Stockholders

This Current Report on Form 8-K is being made in connection with the proposed merger transaction involving IMAQ and Reliance. IMAQ has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”), and certain related documents, to be used at the meeting of stockholders to approve the proposed business combination (the “Stock Acquisition”) and related matters. Investors and security holders of IMAQ are urged to read the preliminary proxy statement and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about IMAQ, Reliance and the business combination. The definitive proxy statement will be mailed to stockholders of IMAQ as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the proxy statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at https://www.sec.gov/.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of IMAQ’s and Reliance’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IMAQ and Reliance. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Stock Purchase Agreement, dated October 22, 2023 (the “SPA”), relating to the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect IMAQ or the expected benefits of the Stock Acquisition, if not obtained; the failure to realize the anticipated benefits of the Stock Acquisition; matters discovered by the parties as they complete their respective due diligence investigation of the other party; the ability of IMAQ to maintain the listing of IMAQ’s shares on Nasdaq; costs related to the Stock Acquisition; IMAQ’s failure to satisfy the conditions to the consummation of each tranche of the Stock Acquisition, including the initial approval of the SPA by the stockholders of IMAQ, the risk that the Stock Acquisition may not be completed by the stated deadlines and the potential failure to obtain an extension of the stated deadlines; the inability to complete the financing contemplated in connection with the Stock Acquisition and the purchase of 100% of the equity of Reliance; the outcome of any legal proceedings that may be instituted against IMAQ or Reliance related to the Stock Acquisition; the attraction and retention of qualified directors, officers, employees and key personnel following the Stock Acquisition, IMAQ’s ability following the Stock Acquisition to compete effectively in a highly competitive market; the ability to protect and enhance Reliance’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in Reliance’s industry; the uncertain effects of the COVID-19 pandemic and other pandemics on the production of movies and attendance at movie theaters; changes in the viewing patterns of customers and consumer behavior, as well as evolving technologies, distribution platforms and packaging; the substantial investment of capital required to produce and market films and other programming; the inability to compete for talent, content, audiences, subscribers, advertising and distribution in the Indian and global entertainment industry; future financial performance of IMAQ following the Stock Acquisition; the ability of IMAQ to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the risk that the Stock Acquisition disrupts current plans and operations of Reliance as a result of the announcement and consummation of the Stock Acquisition; the possibility that Reliance may be adversely affected by other economic, business, regulatory, and/or competitive factors; the evolution of the markets in which Reliance competes, including technological changes and other trends affecting the entertainment industry and increases in the cost for content and other rights; risks related to streaming initiatives; the ability of Reliance to implement its existing strategic initiatives and continue to innovate; risks related to acquisition and integration of acquired businesses; the ability of Reliance to defend its intellectual property; the risk that Reliance may not be able to execute its growth strategy and the timing of expected business milestones; and the risk of declines or disruptions in the Indian economy. The foregoing list of risks is not exhaustive.

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If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that IMAQ and Reliance do not presently know, or that IMAQ and Reliance currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect IMAQ’s and Reliance’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the exhibits hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the exhibits hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of IMAQ and Reliance described above. IMAQ and Reliance anticipate that subsequent events and developments will cause their assessments to change. However, while IMAQ and Reliance may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law.

Participants in the Solicitation

IMAQ and Reliance and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from IMAQ’s stockholders in connection with the proposed Stock Acquisition. A list of the names of the directors and executive officers of IMAQ and information regarding their interests in the Stock Acquisition will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Stockholders.”

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 5, 2023.
99.2	Press Release, dated June 5, 2023.
99.3	Press Release, dated June 5, 2023.
99.4	Press Release, dated June 5, 2023.
99.5	Press Release, dated June 5, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2023

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Executive Officer

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